EXHIBIT 23.1







                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



           As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 12, 1994 included in First Commerce Corporation's Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this registration statement.







                                         ARTHUR ANDERSEN LLP





           New Orleans, Louisiana

           September 23, 1994